                                                                      Exhibit 25
______________________________________________________________________________
                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.   20549

                            ____________________

                                  FORM T-1

              STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE
              ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                       ______________________________

                            BANKERS TRUST COMPANY
             (Exact name of trustee as specified in its charter)

  NEW YORK                                    13-4941247
(Jurisdiction of Incorporation                (I.R.S. Employer
if not a U.S. national bank)                  Identification n.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                            10006
(Address of principal                         (Zip Code)
executive offices)

                      _________________________________

                                   KEYCORP
             (Exact name of obligor as specified in the charter)


  OHIO                                        34-6542451
(State or other jurisdiction of               (I.R.S. employer
Incorporation or organization)                Identification no.)


127 PUBLIC SQUARE
CLEVELAND, OHIO                               44114
(Address of principal executive offices)      (Zip Code)

                       ______________________________

                               DEBT SECURITIES
                     (Title of the indenture securities)
______________________________________________________________________________

ITEM   1.  GENERAL INFORMATION.
           Furnish the following information as to the trustee.

           (a) Name and address of each examining or supervising authority to which it is subject.

           NAME                                        ADDRESS
           ----                                        -------

           Federal Reserve Bank (2nd District)         New York, NY
           Federal Deposit Insurance Corporation       Washington, D.C.
           New York State Banking Department           Albany, NY

           (b) Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM   2.  AFFILIATIONS WITH OBLIGOR.

           If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None.

ITEM 3.-15.  NOT APPLICABLE

ITEM  16.  LIST OF EXHIBITS.

           EXHIBIT 1 - Restated Organization Certificate of Bankers Trust
                       Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1
                       Statement, Registration No. 33-79862.

           EXHIBIT 2 - Certificate of Authority to commence business -
                       Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


           EXHIBIT 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                       Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

           EXHIBIT 4 - Existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.

           EXHIBIT 5 - Not applicable.

           EXHIBIT 6 - Consent of Bankers Trust Company required by Section
                       321(b) of the Act. - Incorporated herein by reference to
                       Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

           EXHIBIT 7 - A copy of the latest report of condition of Bankers
                       Trust Company dated as of December 31, 1994 - (Copy attached).

           EXHIBIT 8 - Not Applicable

           EXHIBIT 9 - Not Applicable

                                  SIGNATURE



          Pursuant to the requirements of the Trustee Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of March, 1995.


                                              BANKERS TRUST COMPANY



                                              By:  /s/ Mark Woodward
                                                   ----------------------------
                                                   Mark Woodward
                                                   Assistant Vice President

                                  SIGNATURE



          Pursuant to the requirements of the Trustee Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of March, 1995.


                                              BANKERS TRUST COMPANY



                                              By:  /s/ Mark Woodward
                                                   ----------------------------
                                                   Mark Woodward
                                                   Assistant Vice President

Legal Title of Bank:   Bankers Trust Company           Call Date:  12/31/94
Address:               130 Liberty Street              ST-BK:  36-4840
City, State  Zip:      New York, NY 10006              FFIEC
FDIC Certificate No.:  |0|0|6|2|3|                                Page RC-1
- -----------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                               ---------
                                                                                                                  C400
                                                                                                    ---------------------
                                                                                                 Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------    ---------------------
                                                                                                  RCFD
ASSETS
 1.  Cash and balances due from depository institutions (from Schedule RC-A):
     a.  Noninterest-bearing balances and currency and coin(1)..................................  0081        2,023,000   1.a.
     b.  Interest-bearing balances(2)...........................................................  0071        3,680,000   1.b.
 2.  Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A).............................. 1754                0   2.a
     b.  Available-for-sale securities (from Schedule RC-B, column D)............................ 1773        3,934,000   2.b
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a.  Federal funds sold.....................................................................  0276        5,382,000   3.a.
     b.  Securities purchased under agreements to resell........................................  0277          133,000   3.b.
 4.  Loans and lease financing receivables:
     a.  Loans and leases, net of unearned income (from Schedule RC-C)    RCFD 2122   17,269,000  /////////////////////   4.a.
     b.  LESS:  Allowance for loan and lease losses...................    RCFD 3123    1,178,000  /////////////////////   4.b.
     c.  LESS:  Allocated transfer risk reserve.......................    RCFD 3128            0  /////////////////////   4.c.
                                                                        ------------------------- /////////////////////
     d.  Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c)....................................  2125       16,091,000   4.d.
 5.  Assets held in trading accounts............................................................  3545       34,364,000   5.
 6.  Premises and fixed assets (including capitalized leases)...................................  2145          872,000   6.
 7.  Other real estate owned (from Schedule RC-M)...............................................  2150          272,000   7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...  2130          209,000   8.
 9.  Customers' liability to this bank on acceptances outstanding...............................  2155          378,000   9.
10.  Intangible assets (from Schedule RC-M).....................................................  2143            9,000  10.
11.  Other assets (from Schedule RC-F)..........................................................  2160        7,473,000  11.
12.  Total assets (sum of items 1 through 11)...................................................  2170       74,820,000  12.

- ------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:   Bankers Trust Company             Call Date:  12/31/94
Address:               130 Liberty Street                ST-BK:  36-4840
City, State  Zip:      New York, NY  10006               FFIEC
     FDIC Certificate No.:  0 0 6 2 3                               Page RC-2
                       - - - - -


SCHEDULE RC--CONTINUED

                                                                                                  ----------------------
                                                                                                Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------  ----------------------
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)......  RCON 2200    8,291,000  13.a.
                                                                         -----------------------
         (1)  Noninterest-bearing(1)....................................  RCON 6631    3,454,000  //////////////////////  13.a.(1)
         (2)  Interest-bearing..........................................  RCON 6636    4,837,000  //////////////////////  13.a.(2)
                                                                         -----------------------
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
         part II)...............................................................................  RCFN 2200   18,191,000  13.b.
                                                                         -----------------------
         (1)  Noninterest-bearing.......................................  RCFN 6631      555,000  //////////////////////  13.b.(1)
         (2)  Interest-bearing..........................................  RCFN 6636   17,636,000  //////////////////////  13.b.(2)
                                                                         -----------------------
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a.  Federal funds purchased................................................................  RCFD 0278    4,394,000  14.a.
     b.  Securities sold under agreements to repurchase.........................................  RCFD 0279      384,000  14.b.
15.  a.  Demand notes issued to the U.S. Treasury...............................................  RCON 2840            0  15.a
     b.  Trading liabilities....................................................................  RCFD 3548   20,461,000  15.b
16.  Other borrowed money:
     a.  With original maturity of one year or less.............................................  RCFD 2332    8,527,000  16.a
     b.  With original maturity of more than one year...........................................  RCFD 2333    1,995,000  16.b
17.  Mortgage indebtedness and obligations under capitalized leases.............................  RCFD 2910       36,000  17.
18.  Bank's liability on acceptances executed and outstanding...................................  RCFD 2920      379,000  18.
19.  Subordinated notes and debentures..........................................................  RCFD 3200    1,220,000  19.
20.  Other liabilities (from Schedule RC-G).....................................................  RCFD 2930    6,792,000  20.
21.  Total liabilities (sum of items 13 through 20).............................................  RCFD 2948   70,670,000  21.

22.  Limited-life preferred stock and related surplus...........................................  RCFD 3282            0  22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..............................................  RCFD 3838      250,000  23.
24.  Common stock...............................................................................  RCFD 3230      852,000  24.
25.  Surplus (exclude all surplus related to preferred stock)...................................  RCFD 3839      498,000  25.
26.  a.  Undivided profits and capital reserves.................................................  RCFD 3632    2,875,000  26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale securuties.................  RCFD 8436       19,000  26.b.
27.  Cumulative foreign currency translation adjustments........................................  RCFD 3284     (344,000) 27.
28.  Total equity capital (sum of items 23 through 27)..........................................  RCFD 3210    4,150,000  28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,
     and 28)....................................................................................  RCFD 3300   74,820,000  29.
                                                                                                  ----------------------

Memorandum
To be reported only with the March Report of Condition.
 1.  Indicate in the box at the right the number of the
     statement below that describes the most comprehensive
     level of auditing work performed for the bank by                Number
     independent external auditors as of any date during    ---------------
     1993................................................... RCFD 6724 N/A  M.1.
                                                            ---------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- -----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.